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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 20, 2007

                               ARMOR ELECTRIC INC.
                               -------------------
               (Exact name of registrant as specified in charter)

              FLORIDA                   000-32249            65-0853784
              --------                  ---------            ----------
  (State or other jurisdiction         (Commission         (IRS Employer
         of incorporation)             File Number)      Identification No.)

   201 LOMAS SANTA FE, SUITE #420, SOLANA BEACH, CA               92075
   ------------------------------------------------               -----
        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (858) 720-0123

     (Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2. FINANCIAL INFORMATION

ITEM 2.04 Triggering Events That Accelerate Or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

     On July 20, 2007 the Company received a notice of default from Schreiber Living Trust relating to two Convertible Debentures issued by the Company to Schreiber Living Trust, dated April 27, 2006. Although the Notice does not specify the nature of the alleged default, the Company believes that it relates to the failure of the Company to cause a Registration Statement covering the securities issuable upon conversion, as well as shares issuable upon exercise of related warrants, to become effective by the date specified in the Convertible Debenture.

     The notice demands payment of $265,000, consisting of the aggregate principal amount of the debentures, a default premium, accrued but unpaid interest and liquidated damages.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARMOR ELECTRIC INC.

Date:  August 6, 2007                  /s/ Merrill Moses
                                       -----------------
                                       Merrill Moses, President